SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-12


                               TCI Solutions, Inc.
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


              ----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------

        (5) Total fee paid:

            --------------------------------------------------------


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:



        (2)    Form, Schedule or Registration Statement No.:



        (3)    Filing Party:



        (4)    Date Filed:




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                                [GRAPHIC OMITTED]
                               TCI Solutions, Inc.
                         17752 Skypark Circle, Suite 160
                            Irvine, California 92614

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           ---------------------------

        We cordially invite you to attend our 2004 Annual Meeting of Shareholders to be held at our Irvine office located at 17752 Skypark Circle, Suite 160, Irvine, California 92614, on Friday, November 12, 2004 at 9:00 a.m. (California time) for the following purposes:

        1. To elect six (6) directors to our Board of Directors to serve until the next annual meeting of shareholders or until his successor is elected and qualified;

        2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2004; and

        3. To transact such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

        In accordance with our Bylaws, our Board of Directors has fixed September 30, 2004 as the date of record for determining the shareholders entitled to notice of, and to vote at the Annual Meeting.

        You are cordially invited to be present and to vote at the meeting in person. However, you are also requested to sign, date and return the enclosed proxy promptly in the enclosed reply envelope provided for that purpose, whether or not you expect to attend. If you attend the meeting and desire to vote in person, you may do so by withdrawing your proxy prior to the meeting.

                                           By order of the Board of Directors,

                                           /s/ Stephen P. DeSantis
                                           Stephen P. DeSantis
                                           Chief Financial Officer and Secretary

Irvine, California
October 8, 2004



                             YOUR VOTE IS IMPORTANT

WHETHER YOU OWN A FEW OR MANY SHARES AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN YOUR PROXY

PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

                                TABLE OF CONTENTS

                                                                            PAGE
VOTING INFORMATION.............................................................1

        Who May Vote...........................................................1

        Revocability of Proxy..................................................2

        How Your Shares Will Be Voted..........................................2

        Quorum, Voting and Broker Non-Votes....................................2

        Expenses and Method of Solicitation....................................3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................4

ELECTION OF DIRECTORS (Proposal 1).............................................9

        Information About Director Nominees...................................10

        Information About Our Executive Officers..............................12

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD..........13

        Meetings of the Board and its Committees..............................13

        Compensation of Directors.............................................13

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS (Proposal 2)..........14

        Relationship of the Company with Independent Auditors.................14

        Report of the Audit Committee of the Board of Directors...............14

COMPENSATION OF EXECUTIVE OFFICERS............................................16

TRANSACTIONS WITH MANAGEMENT AND OTHERS.......................................18

SUBMISSION OF SHAREHOLDER PROPOSALS  FOR THE 2004 ANNUAL MEETING..............18

ANNUAL REPORT.................................................................20

OTHER MATTERS.................................................................20

                                [GRAPHIC OMITTED]
                               TCI Solutions, Inc.

                         17752 Skypark Circle, Suite 160
                            Irvine, California 92614

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

        The Board of Directors of TCI Solutions, Inc. (the "Company") is soliciting proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, November 12, 2004 at the Company's Irvine office located at 17752 Skypark Circle, Suite 160, Irvine, California 92614, USA, at 9:00 A.M., California time, and at any adjournment or postponement thereof (the "Annual Meeting" or the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and described herein. This proxy statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on those issues so that you can make an informed decision. The approximate date of the mailing of this proxy statement and the accompanying form of proxy to the Company's shareholders is October 8, 2004.

                               VOTING INFORMATION


Who May Vote

        In accordance with the Company's Bylaws, September 30, 2004 has been fixed by the Board of Directors of the Company (the "Board of Directors" or the "Board") as the record date (the "Record Date") for determining the shareholders entitled to receive notice of, and to vote at the Annual Meeting. Only holders of record of shares of the Company's Common Stock, Series A Preferred Stock and Series B Preferred Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 12,820,263 shares of Common Stock outstanding, 5,816,037 shares Series A Preferred Stock outstanding and 26,653,094 shares of Series B Preferred Stock outstanding.

        The Company's Certificate of Incorporation currently provides that so long as any shares of Series A Preferred Stock or Series B Preferred Stock remain outstanding, the Board shall consist of seven members. The holders of shares of Series A Preferred Stock, voting separately as a class, are entitled to elect two directors to the Board (the "Series A Directors"), the holders of shares of Series B Preferred Stock, voting separately as a class, are entitled to elect two directors to the Board (the "Series B Directors"), and the holders of Common Stock and the holders of Series A Preferred Stock and Series B Preferred Stock (voting on an as-converted to Common Stock basis), voting together as a single class are entitled to elect three directors to the Board (the "Joint Directors").

Revocability of Proxy

        Any proxy given pursuant to this solicitation may be revoked at any time before it is exercised at the Annual Meeting. A shareholder may revoke a proxy by:

           o delivering to the Secretary of the Company, Stephen P. DeSantis, at or prior to the Annual Meeting, an instrument of revocation;

           o another proxy bearing a date or time later than the date or time of the proxy being revoked; or

           o   voting in person at the Annual Meeting.

        Mere attendance at the Annual Meeting will not serve to revoke a proxy.

How Your Shares Will Be Voted

        All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted "FOR" (a) election of the director nominees, and (b) ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2004. As to any other business which may properly come before the Annual Meeting, the persons named in such proxies will vote in accordance with their best judgment, although the Company does not presently know of any other such business. In the event the directors are to be elected by cumulative voting, the proxyholders named in the accompanying proxy shall have the right in their discretion to cumulate votes represented by the proxies that they hold, and to cast such cumulated votes for less than all of the nominees, provided that the proxyholders in no event shall cast a vote for a nominee with regard to whom authority to vote has been withheld by the person giving the proxy.

Quorum, Voting and Broker Non-Votes

        The presence at the meeting, in person or by proxy, of (a) the holders of a majority of the shares of Series A Preferred Stock outstanding on the record date will constitute a quorum for the purposes of electing Series A Directors, (b) the holders of a majority of the shares of Series B Preferred Stock outstanding on the Record Date will constitute a quorum for the purposes of electing Series B Directors, and (c) the holders of a majority of the total voting power of the shares of our stock outstanding on the Record Date, on an as-converted basis, will constitute a quorum for the purposes of voting on each other item of business, including the election of the Joint Directors. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting.

        Each share of Common Stock entitles its record holder on the Record Date to one vote on all matters, other than the election of Series A Directors and Series B Directors. Each share of Series A Preferred Stock entitles its record holder on the Record Date to one vote with respect to the election of Series A Directors and 2.12 votes (on an as-converted basis) on all other matters other than the election of Series B Directors. Each share of Series B Preferred Stock entitles its record holder on the Record Date to one vote with respect to the election of Series B Directors and one vote (on an as-converted basis) on all other matters other than the election of Series A Directors.

        With respect to the election of directors only, holders of the Company's Common Stock and Series A Preferred Stock may exercise cumulative voting rights. Cumulative voting is permitted for all shareholders if at least one such shareholder gives notice, at the meeting and prior to voting for the election of directors, of such shareholder's intention to cumulate his or her votes. Under cumulative voting, each shareholder will be entitled to cast three votes for each share of stock held in connection with voting for Joint Directors, each holder of Series A Preferred Stock will be entitled to cast two votes for each share of Series A Preferred Stock held in connection with voting for Series A Directors and each holder of Series B Preferred Stock will be entitled to cast two votes for each share of Series B Preferred Stock held in connection with voting for Series B Directors. Each shareholder may give one candidate in a given class, who has been nominated prior to voting, all the votes such shareholder is entitled to cast for that class or may distribute such votes among as many such candidates in the class as such shareholder chooses. If cumulative voting is in effect, the proxyholders named in the accompanying proxy also shall have the right in their discretion to cumulate votes represented by the proxies that they hold, and to cast such cumulated votes for less than all of the nominees, provided that the proxyholders in no event shall cast a vote for a nominee with regard to whom authority to vote has been withheld by the person giving the proxy.

        The two Series A Directors will be elected by a plurality of the votes of the shares of Series A Preferred Stock present in person or represented by proxy at the meeting. The two Series B Directors will be elected by a plurality of the votes of the shares of Series B Preferred Stock present in person or represented by proxy at the meeting. The three Joint Directors will be elected by a plurality of the votes of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock (voting on an as-converted to Common Stock basis), voting together as a single class, present in person or represented by proxy at the meeting. Proposal 2 requires for approval the affirmative vote of the majority of shares of all stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

        Abstentions and non-votes will have no effect on the voting with respect to any proposal as to which there is an abstention or non-vote. A non-vote may occur when a nominee holding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Expenses and Method of Solicitation

        The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls to, or telephonic or telegraphic communications with, shareholders or their personal representatives by directors, officers and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to shareholders whose shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock are held of record by such entities.




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



                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        The following table contains certain information as of the Record Date regarding all persons who were the beneficial owners of more than 5% of the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock, each nominee for election to become a director, each of the executive officers named in the Summary Compensation Table set forth below under the caption "Compensation of Executive Officers" (we refer to all these officers as the "Named Executive Officers") and all directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person, based upon statements filed with the Securities and Exchange Commission, or based upon the actual knowledge of the Company.

                                                     Amount and Nature of Beneficial Ownership (1)
                                                     ---------------------------------------------
                                                                     Series A             Series B
                                                                     Preferred            Preferred
     Beneficial Owner (2)                Common Stock    %             Stock         %      Stock          %
     --------------------                                -           ---------       -                     -
     First Analysis Venture Capital(3)    13,157,939    25.4       1,886,792       32.4   9,157,939      34.4
     The Sears Tower, Suite 9500
     233 South Wacker Drive
     Chicago, Il 60606

     InnoCal II, L.P. (4)                 7,000,000     13.5           -              -    7,000,000     26.3
     600 Anton Blvd, Suite 1270
     Costa Mesa, CA 92626

     The Argentum Group (5)               9,944,952     19.2       3,490,566       60.0    2,544,952      9.6
     60 Madison Avenue, Suite 701
     New York, NY 10010

     Blue Chip Capital Fund IV
     Limited Partnership(6)               6,000,000     11.6           -              -    6,000,000     22.5
     1100 Chiquita Center
     250 East Fifth Street
     Cincinnati, Ohio  45202

     Lance C. Jacobs (7)                  1,960,865     3.8            -              -        -           -

     Stephen P. DeSantis (8)               799,574      1.5            -              -        -           -

     John Burwick (9)                      582,772      1.1            -              -        -           -

     Daniel Raynor (10)                   10,072,126    19.4       3,537,736       60.8    2,561,126      9.6
     60 Madison Avenue, Suite 701
     New York, NY 10010

     Todd G. Gardner (11)                 6,005,000     11.6           -              -    6,000,000     22.5
     1100 Chiquita Center
     250 East Fifth Street
     Cincinnati, Ohio  45202



                                      -4-



     Mark T. Koulogeorge (12)             14,796,814    28.6       2,264,151       38.9    9,967,814     37.4
     The Sears Tower, Suite 9500
     233 South Wacker Drive
     Chicago, Il 60606

     James (Jay) E. Houlihan III (13)     7,005,000     13.5           -              -    7,000,000     26.3
     600 Anton Blvd, Suite 1270
     Costa Mesa, CA 92626

     All directors and executive
     officers as a group (7 people) (14)  39,781,651    74.0       5,801,887       99.8    25,538,940    95.8


* Less than 1% beneficially owned.

(1) Each beneficial owner's percentage ownership is determined by assuming that options and other convertible securities that are held by such person and that are exercisable and convertible within 60 days have been exercised or converted.

(2) Unless otherwise indicated, the address for each of the indicated owners is 17752 Skypark Circle, Suite 160, Irvine, CA 92614

(3) Includes:
         o Shares held by Environmental & Information Technology Private Equity Fund III, a German civil partnership, consisting of 1,085,527 shares of common stock which may be acquired upon the conversion of Series A and Series B Preferred Stock. Infrastructure and Environmental Private Equity Management, L.L.C. is the general partner of Environmental & Information Technology Private Equity Fund III, First Analysis IEPEF Management Company, III, L.L.C. is the managing member of Infrastructure and Environmental Private Equity Management, L.L.C., and First Analysis Corporation is the managing member of First Analysis IEPEF Management Company, III, L.L.C. Because of these relationships, Infrastructure and Environmental Private Equity Management, L.L.C., First Analysis IEPEF Management Company, III, L.L.C., and First Analysis Corporation may be deemed beneficial owners of the shares held by Environmental & Information Technology Private Equity Fund III.

         o Shares held by Infrastructure & Environmental Private Equity Fund, III L.P., consisting of 4,342,108 shares of common stock, which may be acquired upon the conversion of Series A and Series B Preferred Stock. Infrastructure and Environmental Private Equity Management, L.L.C. is the general partner of Infrastructure & Environmental Private Equity Fund III, L.P., First Analysis IEPEF Management Company, III, L.L.C. is the managing member of Infrastructure and Environmental Private Equity Management, L.L.C., and First Analysis Corporation is the managing member of First Analysis IEPEF Management Company, III, L.L.C. Because of these relationships, Infrastructure and Environmental Private Equity Management, L.L.C., First Analysis IEPEF Management Company, III, L.L.C., and First Analysis Corporation may be deemed beneficial owners of the shares held by Infrastructure & Environmental Private Equity Fund III, L.P.

         o Shares held by Productivity Fund IV, L.P., consisting of 7,444,150 shares of common stock, which may be acquired upon the conversion of Series B Preferred Stock. First Analysis Management Company IV L.L.C. is the general partner of Productivity Fund IV, L.P., First Analysis Venture Operations and Research, L.L.C. is the managing member of First Analysis Management Company IV L.L.C. and Mr. Koulogeorge is the managing director of First Analysis Venture Operations and Research, L.L.C. Because of these relationships, First Analysis Management Company IV L.L.C., First Analysis Venture Operations and Research, L.L.C. and Mr. Koulogeorge may be deemed beneficial owners of the shares held by Productivity Fund IV, L.P. Mr. Koulogeorge disclaims beneficial ownership to these shares.

         o Shares held by Productivity Fund IV Advisors Fund, L.P., consisting of 286,154 shares of common stock, which may be acquired upon the conversion of Series B Preferred Stock. First Analysis Management

           Company IV L.L.C. is the general partner of Productivity Fund IV Advisors Fund, L.P., and First Analysis Venture Operations and Research, L.L.C. is the managing member of First Analysis Management Company IV L.L.C. Because of these relationships, First Analysis Management Company IV L.L.C., and First Analysis Venture Operations and Research, L.L.C. may be deemed beneficial owners of the shares held by Productivity Fund IV Advisors Fund, L.P.

(4) Includes 7,000,000 shares of common stock, which may be acquired by InnoCal II, L.P. upon the conversion of Series B Preferred Stock. InnoCal Management II, L.P. is the general partner of InnoCal II, L.P. and Mr. Houlihan is the managing director of InnoCal Management II, L.P. Because of these relationships, InnoCal Management II, L.P. and Mr. Houlihan may be deemed beneficial owners of the shares held by InnoCal II, L.P. Mr. Houlihan disclaims beneficial ownership to these shares.

(5) Includes:
         o Shares held by Argentum Capital Partners II, L.P., consisting of 7,015,498 shares of common stock, which may be acquired upon the conversion of Series A and Series B Preferred Stock. Argentum Partners II, L.L.C. is the general partner of Argentum Capital Partners II, L.P., Argentum Investments, L.L.C. is the managing member of Argentum Partners II, L.L.C and Mr. Raynor is the managing member of Argentum Investments, L.L.C. Because of these relationships, Argentum Partners II, L.L.C, Argentum Investments, L.L.C. and Mr. Raynor may be deemed beneficial owners of the shares held by Argentum Capital Partners II, L.P. Mr. Raynor disclaims beneficial ownership to these shares.

         o Shares held by Argentum Capital Partners, L.P., consisting of 1,303,030 shares of common stock, which may be acquired upon the conversion of Series A and Series B Preferred Stock. B.R. Associates, Inc. is the general partner of Argentum Capital Partners, L.P. and Mr. Raynor is the chairman of B.R. Associates, Inc. Because of these relationships, B.R. Associates, Inc. and Mr. Raynor may be deemed beneficial owners of the shares held by Argentum Capital Partners, L.P. Mr. Raynor disclaims beneficial ownership to these shares.

         o Shares held by TCI ACPII Limited Partners L.P., consisting of 1,626,424 shares of common stock, which may be acquired upon the conversion of Series A and Series B Preferred Stock. Argentum Investments, L.L.C. is the managing member of TCI ACPII Limited Partners, L.P. and Mr. Raynor is the managing member of Argentum Investments, L.L.C. Because of these relationships, Argentum Investments, L.L.C. and Mr. Raynor may be deemed beneficial owners of the shares held by TCI ACPII Limited Partners, L.P. Mr. Raynor disclaims beneficial ownership to these shares.


(6) Includes 6,000,000 shares of common stock, which may be acquired by Blue Chip Capital Fund IV L.P. upon the conversion of Series B Preferred Stock. Blue Chip Venture Company, Ltd. is the general partner of Blue Chip Capital Fund IV, L.P. and Mr. Gardner is a director of Blue Chip Venture Company, Ltd. Because of these relationships, Blue Chip Venture Company, Ltd. and Mr. Gardner may be deemed beneficial owners of the shares held by Blue Chip Capital Fund IV, L.P. Mr. Gardner disclaims beneficial ownership to these shares.


(7) Represents 204,000 shares of common stock and 1,756,865 shares of common stock, which may be acquired upon exercise of options, which may be exercised within 60 days of September 30, 2004.

(8) Represents 500 shares of common stock and 798,574 shares of common stock, which may be acquired upon the exercise of options, which may be exercised within 60 days of September 30, 2004.

(9) Represents 582,772 shares of common stock, which may be acquired upon the exercise of options, which may be exercised within 60 days of September 30, 2004.

(10) Includes shares described in Note (5) above and 11,000 shares of common stock, which may be acquired upon the exercise of options, which may be exercised within 60 days of September 30, 2004. Mr. Raynor is (i) the managing member of Argentum Investments, L.L.C., which is the managing member of Argentum Partners II, L.L.C., which is the general partner of Argentum Capital Partners II, L.P., (ii) the chairman of B.R. Associates,

       Inc., which is the general partner of Argentum Capital Partners, L.P., and (iii) the managing member of Argentum Investments, L.L.C., which is the general partner of TCI ACPII Limited Partners, L.P. As a result of these relationships Mr. Raynor may be deemed to have beneficial ownership over the shares held by these entities. Mr. Raynor disclaims such beneficial ownership. Includes 127,174 shares of common stock, which may be acquired by Guarantee & Trust Co., TTEE Daniel Raynor GTC IRA upon the conversion of Series A and Series B Preferred Stock. In addition, Mr. Raynor is a managing member of a minority member of a limited liability company that serves as the general partner of Infrastructure & Environmental Private Equity Fund, III L.P., and a partner in Environmental & Information Technology Private Equity Fund III. Shares held by these entities are not included and Mr. Raynor disclaims beneficial ownership over the shares held by these entities.

(11) Includes shares described in Note (6) above and 5,000 shares of common stock, which may be acquired upon the exercise of options, which may be exercised within 60 days of September 30, 2004. Mr. Gardner, is a director of Blue Chip Capital Venture Company Ltd., the general partner of Blue Chip Capital Fund, IV L.P. As a result of his position, Mr. Gardner may be deemed to have beneficial ownership over the shares held by Blue Chip Capital Fund IV L.P. Mr. Gardner disclaims such beneficial ownership.

(12) Includes shares described in Note (3) above and 29,000 shares of common stock, which may be acquired upon the exercise of options, which may be exercised within 60 days of September 30, 2004. Mr. Koulogeorge, is (i) the managing director of First Analysis Corporation, which is a member of First Analysis IEPEF Management Company, III, L.L.C., which is a member of Infrastructure and Environmental Private Equity Management, L.L.C., which is the general partner of Infrastructure and Environmental Private Equity Fund III, L.P. and Environmental & Information Technology Private Equity Fund III; and (ii) the managing director of First Analysis Venture Operations and Research L.L.C., which is the managing member of First Analysis Management Company IV L.L.C., which is the general partner of Productivity Fund IV, L.P. and Productivity Fund IV Advisors Fund, L.P. As a result of these relationships, Mr. Koulogeorge may be deemed to have beneficial ownership over the shares held by these entities. Mr. Koulogeorge disclaims such beneficial ownership. Includes 1,638,875 shares, which may be acquired directly by Mr. Koulogeorge upon the conversion of Series A and Series B Preferred Stock.

(13) Includes shares described in Note (4) above and 5,000 shares of common stock, which may be acquired upon the exercise of options, which may be exercised within 60 days of September 30, 2004. Mr. Houlihan is a managing director of InnoCal Management II, L.P., the general partner of InnoCal II, L.P. As a result of his position, Mr. Houlihan may be deemed to have beneficial ownership of the shares held by InnoCal II, L.P. Mr. Houlihan disclaims such beneficial ownership.

(14) Includes 204,500 shares of common stock and 3,148,211 shares of common stock, which may be acquired upon the exercise of options exercisable within 60 days of September 30, 2004 and 36,428,940 shares of common stock, which may be acquired upon the conversion of Series A and Series B Preferred Stock.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)


        Pursuant to the terms of an Amended and Restated Stockholders Agreement dated as of December 21, 2001, as amended, among the Company, the holders of Series A Preferred Stock, the holders of Series B Preferred Stock and Lance Jacobs, Stephen DeSantis and David Berg, (a) InnoCal II, L.P. ("Innocal") currently has the right to designate one of the Series B Director nominees, and
(b) Blue Chip Venture Company ("Blue Chip") currently has the right to designate one of the Series B Director nominees. In addition, the parties to the Amended and Restated Stockholders Agreement have agreed to vote to elect the Company's Chief Executive Officer and two independent industry individuals who are nominated by a majority of the Directors then in office to serve as the Joint Directors. Pursuant to the terms of an Amended and Restated Stockholders
Agreement:

         o Lance C. Jacobs and David R. Butler have been nominated by the Board for election as Joint Directors at the Annual Meeting to serve until the 2005 annual meeting or until their successors are elected and have qualified;

         o Daniel Raynor and James E. Houlihan III have been nominated by the Board for election as Series A Directors at the Annual Meeting to serve until the 2005 annual meeting or until their successors are duly elected and have qualified;

         o Mark T. Koulogeorge has been designated by Innocal and nominated by the Board for election as a Series B Director at the Annual Meeting to serve until the 2005 annual meeting or until his successor is duly elected and have qualified; and

         o Todd G. Gardner has been designated by Blue Chip and nominated by the Board for election as a Series B Director at the Annual Meeting to serve until the 2005 annual meeting or until his successor is duly elected and have qualified.

        Each of the nominees presently serves as a director and has served continuously as a director of the Company since the date indicated in his biography below. In the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting (which is not anticipated), the persons named in the proxy will vote for the election of such person or persons as may be designated by the present Board of Directors, consistent with the terms of the Amended and Restated Stockholders Agreement.

        Unless otherwise directed in the accompanying proxy, the persons named therein will vote for the election of the nominees listed below. The Board of Directors unanimously recommends a vote for (1) the election of Messrs. Jacobs and Butler as Joint Directors, (2) the election of Messrs. Raynor and Houlihan as Series A Directors and (3) the election of Messrs. Koulogeorge and Gardner as Series B Directors.

Information About Director Nominees

        The following table sets forth information regarding the nominees, including age on the date of the Annual Meeting and business experience during the past five years:

                                   Director
Name                      Age       Since          Principal Occupation and Other Information
----                      ---       -----          ------------------------------------------
David R. Butler           47         2003      Mr. Butler joined the Board of Directors in 2003
                                               and was appointed CEO in July 2004.  Mr. Butler
                                               has served as vice president of sales for Best
                                               Software since 1996, with responsibility for all
                                               corporate sales and marketing programs. In 1998,
                                               he was named Chief Operating Officer, and in 1999
                                               assumed the additional position of President.
                                               Mr. Butler brings 24 years of experience in
                                               providing business solutions to small and
                                               mid-sized firms.  He was previously director of
                                               sales for Lawson Software, and also held
                                               leadership positions with Bachman Information
                                               Services, MAI Basic Four, and Burroughs Corp. Mr.
                                               Butler received a BS in Finance from California
                                               State University, Fullerton.

James E. Houlihan III     47         2001      Mr. Houlihan joined the Board of Directors in
                                               2001.  Mr. Houlihan has served as General Partner
                                               and Managing Director with InnoCal Venture
                                               Capital since 1994.  Mr. Houlihan is an
                                               experienced investor and venture capital manager
                                               working with early stage technology companies in
                                               the areas of information technology, Internet
                                               applications, and health care information
                                               systems. Mr. Houlihan is currently a Director of
                                               LifeMasters Supported SelfCare, Maret Corporation
                                               and Accruent.  Prior to joining InnoCal,
                                               Mr. Houlihan spent nine years with Boston Capital
                                               Ventures (BCV), an early stage venture capital
                                               partnership based in Boston. At BCV, he served on
                                               the Board of Directors of six portfolio companies
                                               in the areas of software, health care and
                                               information technology.

Todd G. Gardner           38         2002      Mr. Gardner joined the Board of Directors in
                                               2002.  Mr. Gardner has served as Director with
                                               Blue Chip Venture Company since 1996 where he
                                               leads the firm's retail systems investment
                                               practice. Prior to joining Blue Chip, Mr. Gardner
                                               spent four years at Deloitte & Touche LLP
                                               Consulting in Chicago, where he focused on
                                               deploying information technology systems and
                                               developing performance measurement systems.
                                               Prior to Deloitte, Mr. Gardner spent four years
                                               with PNC Bank as a commercial lender.
                                               Mr. Gardner is an experienced investor and
                                               venture capital manager working with early stage
                                               technology companies.  Mr. Gardner is currently a
                                               director of Atomic Dog, Feature Foods, Jay
                                               Industrial Technologies Group, Knowlagent,
                                               SimonDelivers and Spotlight Solutions.

                                   Director
Name                      Age       Since          Principal Occupation and Other Information
----                      ---       -----          ------------------------------------------
Mark T. Koulogeorge       42         1999      Mr. Koulogeorge has been a member of our Board of
                                               Directors since 1999.  He has served as a
                                               Managing Director of MTK Capital investment firm
                                               since 2001. Prior to joining MTK Capital in 2001,
                                               Mr. Koulogeorge served as managing director of
                                               First Analysis Venture Capital since 1994 leading
                                               the firm's Internet and e-commerce investment
                                               practice. Prior to joining First Analysis in
                                               1994, Mr. Koulogeorge was an executive officer
                                               and Vice President of Eagle Industries, Inc., a
                                               diversified manufacturer from 1991 through 1994.
                                               Mr. Koulogeorge is a director of GreatFood, Inc.

Lance C. Jacobs           47         1995      Mr. Jacobs joined our Board of Directors in
                                               December 1995 and has served as Chairman of the
                                               Board since 1996 and served as Chief Executive
                                               Officer and President from 1997 to 2004.  He now
                                               serves as Chief Industry Officer and oversees our
                                               industry strategic direction and directs product
                                               development activities.  Mr. Jacobs has over 20
                                               years experience in the retail industry.  Prior
                                               to joining us, Mr. Jacobs was President of a
                                               software and consulting firm serving the retail
                                               industry.  Mr. Jacobs started his career with The
                                               Kroger Co., the largest US food retailer, where
                                               he was involved in a variety of disciplines
                                               within the Corporate Finance and Corporate
                                               Operations departments.

Daniel Raynor             44         2001      Mr. Raynor has been a Director since 2001.
                                               Mr. Raynor is a managing partner of The Argentum
                                               Group, a private equity firm, a position he has
                                               held since 1987.  Mr. Raynor serves on the Board
                                               of Directors of NuCo2, Inc., and COMFORCE
                                               Corporation, all of which are reporting companies
                                               under the Securities Exchange Act of 1934.  In
                                               addition, Mr. Raynor serves on the Board of
                                               several privately-held technology and business
                                               service companies, including two application
                                               software companies.

Information About Our Executive Officers

        The executive officers of the Company are David R. Butler, David Berg, John Burwick and Stephen P. DeSantis, and Lance C. Jacobs. Mr. Butler and Mr. Jacobs are also director's of the Company, and there business biographies are contained above. The business experience of the Company's other executive officers are described below.


Name                        Age   Principal Occupation and Other Information
----                        ---   ------------------------------------------
David Berg                   44   Mr. Berg served as the Company's Chief Technical Officer
                                  and Senior Vice President from 1996 until
                                  August 2004. From 1992 to 1996, Mr. Berg was
                                  with Borland International, where he was
                                  Senior Software Engineer II and Project
                                  Leader. Mr. Berg has worked extensively with
                                  C, C++, Delphi, Object PAL and Assembly with
                                  his latest project being Paradox Windows 7.0+.
                                  From 1988 to 1992, he was President and
                                  founder of a 14-person software development,
                                  consulting and training firm located in
                                  Southern California. Mr. Berg also spent seven
                                  years as a programmer at Lucky Stores and
                                  Santa Fe Pacific Pipelines.

John Burwick                 56   Mr. Burwick has served as the Company's Corporate
                                  Development Officer since 2002. He directs the company's
                                  long-range planning process and product requirements,
                                  provides cross-departmental leadership on business
                                  development projects, evaluates partnership opportunities, and assists in major account sales. His 20+ year career
                                  with The Kroger Co. gave him a solid background in the
                                  unique business issues of the retail grocery industry.
                                  Before joining TCI, he was senior vice president of
                                  business development for efficient market services, inc.,
                                  a leading e-business provider of technology solutions for
                                  the retail and CPG industries. He served with Proctor &
                                  Gamble's Logistics Group and on RJR Nabisco's Retail
                                  Advisory Council. From 1998 to 2002, Mr. Burwick served as
                                  Vice President of Customer operations managing
                                  Professional Services, Customer Support and Product
                                  Management.

Stephen P. DeSantis          42   Mr. DeSantis has served as our Chief Financial Officer and
                                  Corporate Secretary since 1998.  Mr. DeSantis has over 19
                                  years of financial management experience in both the
                                  private and public sectors.  In his role as our Senior
                                  Vice President and Chief Financial Officer/Corporate
                                  Secretary, he is responsible for corporate governance
                                  issues, SEC compliance, business planning, corporate
                                  strategic communications, and securing financing for the
                                  Company. Mr. DeSantis also manages the investor relations, finance, accounting, IT and human resource departments. He began his career in 1985 with Coopers & Lybrand, LLP, in
                                  Los Angeles.  From 1989 to 1993 he held the position of
                                  Corporate Controller at Cassette Productions Unlimited,
                                  Inc.  From 1993 to 1995 he held the position of Controller and from 1995 to 1998 held the position of Vice President
                                  of Finance for TCI.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

Meetings of the Board and its Committees

        The Board of Directors manages our business. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established an Audit Committee and a Compensation Committee whose functions are briefly described below. The Board of Directors has not established a Nominating Committee.

        During the fiscal year ended December 31, 2003 (the "Fiscal Year" or "Fiscal 2003"), the Board of Directors met on twelve occasions, including telephonic meetings.

        Audit Committee. The Audit Committee is responsible for approving the selection and engagement of our auditors. Additionally, the Audit Committee reviews all major contracts for compliance with revenue and recognition criteria. The Audit Committee meets with our auditors to determine our compliance with regulations, policies and standards and to evaluate the quality and competence of management and compliance with reporting requirements. The members of the Audit Committee are Messrs. Houlihan, Gardner and Raynor. Each of the members of the Audit Committee is independent, as defined in Rule 4200(a)(14) of the Nasdaq Stock Market Marketplace Rules. The Audit Committee met two times during the Fiscal Year. The Audit Committee does not have a written charter adopted by the Board.

        Compensation Committee. The Compensation Committee is responsible for implementing and reviewing executive compensation plans, policies and programs to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of our business objectives and to align the interests of our executive officers with the interests of us and our shareholders. The members of the Compensation Committee are Messrs. Houlihan, Gardner and Koulogeorge. The Compensation Committee met once during the Fiscal Year.

        Each of the incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and all committees of the Board on which he served during the Fiscal Year.

Compensation of Directors

        Non-employee directors earn an option to purchase 1,000 shares of our common stock for each board meeting attended. Directors are also reimbursed for their reasonable out-of-pocket expenses incurred in connection with business relating to us. Pursuant to our 1993 Non-Employee Directors' Stock Option Plan and 2001 Non-Employee Directors' Stock Option Plan, (collectively the "Directors' Plans") each non-employee director receives upon the date of initial election to the Board of Directors an option to purchase 10,000 shares of our common stock. On the date immediately following our annual stockholders meeting of each year, each non-employee director who has been a non-employee director for at least three months prior to such date, receives an additional option to purchase 5,000 shares of our common stock. All options granted under the Directors' Plans are 100% vested on the date of grant. Exercise prices for each option granted are equal to the fair market value of our common stock on the date of granted.

        On November 11, 2003, we retained David Butler as a non-employee member of our Board of Directors. Mr. Butler's specialized experience within the software industry, at the approval of our board, permitted the following terms:
In the capacity of director, he will receive an annual retainer of $5,000, an additional $1,250 per Board meeting, paid in cash and a one time stock option grant of 125,000 to be issued in 2004. The option grant is fully vested with an exercise price equal to the estimated fair market value of our common stock. Mr. Butler will also be reimbursed for reasonable out-of-pocket expenses incurred in connection with business relating to us. On July 1, 2004, Mr. Butler assumed the duties of President and Chief Executive Officer.

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
                                  (Proposal 2)


        The Audit Committee has selected the firm of Deloitte & Touche LLP ("Deloitte & Touche") to act as independent auditors for the fiscal year ending December 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        Shareholder ratification of the selection of Deloitte & Touche as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

        The Board of Directors unanimously recommends that you vote for ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2004. The affirmative vote of the holders of a majority of the shares of Common Stock, and Series A Preferred Stock and Series B Preferred Stock (voting on an as-converted to Common Stock basis) present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for approval of this proposal.

Relationship of the Company with Independent Auditors

        During Fiscal 2004, Deloitte & Touche also was engaged by us to provide certain consulting services.

        Audit Fees. Deloitte & Touche billed the Company $117,960 in aggregate fees for the 2003 annual audit and for review of the Company's financial statements included in its Forms 10-QSB for Fiscal 2003.

        Financial Information Systems Design and Implementation Fees. We did not engage Deloitte & Touche to perform any information technology services during Fiscal 2003.]

        All Other Fees. Deloitte & Touche billed the Company $40,876 for all other services for Fiscal 2003, which included various United States and foreign tax consulting and compliance services.

        The Audit Committee considered whether, and determined that, the auditors' provision of other non-audit services was compatible with maintaining the auditor's independence.

Report of the Audit Committee of the Board of Directors

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with the Company's management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Deloitte & Touche LLP with that firm.

        Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the SEC.

                                               Submitted by the Audit Committee:

                                                     James E. Houlihan III
                                                     Todd G. Gardner
                                                     Daniel Raynor

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning the annual and long-term compensation earned by or paid to executive officers for services rendered in all capacities during the fiscal years ended December 31, 2003, 2002 and 2001, for those persons who served as (i) chief executive officer and each of our remaining executive officers. We refer to these individuals as our "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                             Salary       Bonus     Securities
                                                                    Underlying      All Other
Name and Principal Position        Year      ($)(1)        ($)      Options (#)   Compensation(2)
-------------------------------- --------- ----------- ------------ ------------- -----------------
Lance C. Jacobs                    2003      $245,311            -             -            14,436
Chairman, President and            2002       240,452      100,292             -             4,156
   Chief Executive Officer         2001       217,289       51,322             -             4,175
-------------------------------- --------- ----------- ------------ ------------- -----------------
David N. Berg                      2003       173,651            -             -            17,035
Chief Technical Officer and        2002       168,300       53,199             -             3,875
  Senior Vice President            2001       151,980       29,779             -             2,500
-------------------------------- --------- ----------- ------------ ------------- -----------------
Stephen P. DeSantis                2003       176,272            -             -            12,333
Chief Financial Officer and        2002       172,114       53,970             -             3,595
  Corporate Secretary              2001       153,156       29,611             -             2,220
-------------------------------- --------- ----------- ------------ ------------- -----------------
John Burwick                       2003       175,888            -             -             5,071
Corporate Development              2002       161,163       53,970             -             3,083
  Officer                          2001       140,200       12,962             -             4,087
-------------------------------- --------- ----------- ------------ ------------- -----------------


      (1) Salaries for the named executives remained constant since 2002. Changes between 2002 and 2003 relate solely to the timing of salary increases earned in 2002.

      (2) Consists of our contributions to each named executive officer's employee benefits, 401(k) plan and term-life insurance plan.

Options Exercised

        Our named executives did not exercise any stock options during the fiscal year ended December 31, 2003. The following table sets forth the number of and value of the named executive officers' unexercised options at year-end based upon an estimated fair market value of $0.25 per share. We determined the estimated fair market value in good faith as of December 31, 2003. The value of unexercised in-the-money options at December 31, 2003 represents an amount equal to the difference between the estimated fair market value of the common stock and the option exercise price, multiplied by the number of unexercised in-the-money options.

                                    Number of Securities          Value of Unexercised
                               Underlying Unexercised Options   in-the-money Options at
                                    at December 31, 2003           December 31, 2003

        Name                     Exercisable   Unexercisable    Exercisable  Unexercisable
        -----                    -----------   -------------    -----------  -------------
        Lance C. Jacobs            496,900           -               -             -
        Stephen P. DeSantis        301,000           -             $400            -
        John Burwick               392,649        250,162            -             -
        David N. Berg              321,700           -               -             -


Employment Agreements

        We have entered into Employment Agreements with Lance C. Jacobs, Chief Executive Officer, Stephen P. DeSantis, Chief Financial Officer and David N. Berg, our Chief Technical Officer. All agreements are identical except for dollar amounts, which are determined by our Compensation Committee. The agreements took affect on January 1, 2003 and continue indefinitely until terminated. The agreements provide for:

        o Annual base salaries in the amounts of $243,900 for Lance C. Jacobs, $175,000 for Stephen D. DeSantis and $172,500 for David N. Berg.
        o Participation in our bonus plan, established each year by our Compensation Committee for management employees.
        o  $500,000 in term life insurance.
        o Fully paid health insurance for the employee and the employee's immediate family.


        The agreements also provide for the following severance benefits upon employee's termination without cause, or in the event the employee voluntary resigns following a material negative change in job position:

        o  Continued payment of employee's base salary for a period of twelve
           (12) months.
        o Payment of amounts that would otherwise become due under the bonus plan for management employees, prorated to the effective date of termination.
        o Continued coverage under the Company's health insurance plans for a period of twelve (12) months.
        o Continued coverage under the life insurance plan for a period of twelve (12) months.
        o The ability of the employee to exercise their vested stock options for a period of 270 days following the effective date of termination.

        In the event the employee is terminated by TCI within twelve (12) months following a change of control (other than a termination for cause) one-half of an employee's unvested options shall immediately vest and the employee shall be entitled to exercise all vested stock options.

The agreements further contain confidentiality, non-competition, proprietary rights and dispute resolutions provisions.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS


Series B Preferred Stock

        In connection with the private placement of Series B Preferred Stock that occurred in stages from December 2001 through April 2002, we sold shares of Series B Preferred Stock to the following members of our Board of Directors and beneficial owners of more than 5% of one of our classes of stock at $0.50 per share in the amounts stated:

    5% Shareholders                                  Shares
    ---------------                                  ------
    InnoCal II, L.P.                                7,000,000
    Argentum Capital Partners II L.P.               2,015,498
    Argentum Capital Partners L.P.                   303,030
    TCI ACPII Limited Partners L.P.                  226,424
    Productivity Fund IV, L.P.                      7,444,150
    Productivity Fund IV Advisors Fund, L.P.         286,154
    Infrastructure & Environmental Private
    Equity Fund, III L.P.                           1,142,108
    Environmental & Information Technology
    Private Equity Fund III, a German civil
    Partnership                                      285,527
    Blue Chip Capital Fund IV Limited Partnership   6,000,000

    Directors
    ---------
    Mark T. Koulogeorge                              809,875
    Guarantee & Trust Co., TTEE Daniel
    Raynor GTC IRA                                   16,174


             Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during our fiscal year ending 2002 or prior fiscal years, the Company's officers, directors and greater-than-ten-percent beneficial owners complied with all Section 16(a) filing requirements.

                       SUBMISSION OF SHAREHOLDER PROPOSALS
                           FOR THE 2005 ANNUAL MEETING

        If you want the Company to consider including a proposal in the Company's proxy materials relating to the annual meeting of shareholders to be held with respect to fiscal 2005, you must submit such proposal to the Company no later than April 22, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the Company will include it in the proxy statement and the form of proxy issued for such annual meeting of shareholders. You should direct any such shareholder proposals to the attention of the Secretary of the Company at the Company's address set forth on the first page of this Proxy Statement.

        With respect to any proposal that a shareholder of the Company presents at the annual meeting of shareholders relating to fiscal 2005 that is not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy for such annual meeting of shareholders will confer discretionary voting authority to vote on such shareholder proposal unless (a) the Company is notified of such proposal no later than July 6, 2005, and (b) the proponent complies with the other requirements set forth in Rule 14a-4 under the Exchange Act.

                                  ANNUAL REPORT


        You may obtain, without charge, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, including the financial statements and the financial statement schedules required to be filed with the SEC pursuant to Rule 13a-1 of the Exchange Act. You may also obtain copies of exhibits to the Form 10-KSB, but we will charge a reasonable fee to shareholders requesting such exhibits. You should direct your request in writing to us at the address of the Company set forth on the first page of this Proxy Statement, attention: Stephen P. DeSantis, Chief Financial Officer and Corporate Secretary.

                                  OTHER MATTERS


        The Board of Directors does not intend to present any items of business other than those stated in the Notice of Annual Meeting of Shareholders. If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.


                                           By Order of the Board of Directors,

                                           /s/ Stephen P. DeSantis

                                           Stephen P. DeSantis
                                           Chief Financial Officer and Corporate
                                           Secretary
Irvine, California
October 8, 2004

                                                  PROXY - SERIES A PREFERRED STOCK

                                           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                                         TCI SOLUTIONS, INC.

                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                         DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder(s) of TCI Solutions, Inc., a Delaware corporation (the "Company"), hereby appoints David R. Butler,
Stephen P. DeSantis, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the
Annual Meeting of Shareholders of the Company to be held on November 12, 2004, and at any and all adjournments, to vote all shares of the capital stock of said Company held of record by the undersigned on September 30, 2004, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED
FOR THE NOMINEE NAMED IN PROPOSAL 1, FOR PROPOSAL 2, AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY
COME BEFORE THE MEETING.

The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting. In the event the Directors are to be elected by cumulative voting, the proxies will have discretion to cumulate votes and distribute such votes to one or more of the nominees listed above in whatever manner they deem appropriate; provided, however, that no votes will be allocated to any nominee with respect to whom authority to vote has been withheld.


    THE LISTED NOMINEES AND THE PROPOSAL HAVE BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS        Please mark vote      |X|
              RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED AND "FOR" THE LISTED PROPOSALS.                  as indicated in
                                                                                                            this example
                                                                                                           using dark ink
                                                                                                               only.


        1.       ELECTION OF DIRECTORS:
                                                                                         For      Withhold
                                                                                         ---      --------
        Nominees for election to the Board of Directors by the holders of the
        Company's Common Stock, Series A Preferred Stock and Series B Preferred
        Stock:

              David R. Butler                                                            |_|        |_|
              Lance C. Jacobs                                                            |_|        |_|

        Nominees for election to the Board of Directors by the holders of the Company's Series A Preferred Stock:

             Todd Gardner                                                                |_|        |_|
             Daniel Raynor                                                               |_|        |_|

        2.       RATIFICATION OF INDEPENDENT AUDITORS:                                   For      Against      Abstain
                                                                                         ---      -------      -------

        Proposal to ratify the appointment of Deloitte & Touche LLP as the               |_|        |_|          |_|
        Company's independent auditors.

        The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

|_| I plan to attend the Annual Meeting

Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.


___________________________________________________              Date: _____________________________________
Signature

___________________________________________________
Print Name


                                                  PROXY - SERIES B PREFERRED STOCK

                                           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                                         TCI SOLUTIONS, INC.

                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                         DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder(s) of TCI Solutions, Inc., a Delaware corporation (the "Company"), hereby appoints David R. Butler,
Stephen P. DeSantis, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the
Annual Meeting of Shareholders of the Company to be held on November 12, 2004, and at any and all adjournments, to vote all shares of the capital stock of said Company held of record by the undersigned on September 30, 2004, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED
FOR THE NOMINEE NAMED IN PROPOSAL 1, FOR PROPOSAL 2, AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY
COME BEFORE THE MEETING.

The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting. In the event the Directors are to be elected by cumulative voting, the proxies will have discretion to cumulate votes and distribute such votes to one or more of the nominees listed above in whatever manner they deem appropriate; provided, however, that no votes will be allocated to any nominee with respect to whom authority to vote has been withheld.


    THE LISTED NOMINEES AND THE PROPOSAL HAVE BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS        Please mark vote      |X|
              RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED AND "FOR" THE LISTED PROPOSALS.                  as indicated in
                                                                                                            this example
                                                                                                           using dark ink
                                                                                                               only.

        1.       ELECTION OF DIRECTORS:
                                                                                         For      Withhold
                                                                                         ---      --------
        Nominees for election to the Board of Directors by the holders of the
        Company's Common Stock, Series A Preferred Stock and Series B Preferred
        Stock:

              David R. Butler                                                            |_|        |_|
              Lance C. Jacobs                                                            |_|        |_|

        Nominees for election to the Board of Directors by the holders of the Company's Series B Preferred Stock:

             Mark T. Koulogeorge                                                         |_|        |_|
             James E. Houlihan III                                                       |_|        |_|

        2.       RATIFICATION OF INDEPENDENT AUDITORS:                                   For      Against      Abstain
                                                                                         ---      -------      -------

        Proposal to ratify the appointment of Deloitte & Touche LLP as the               |_|        |_|          |_|
        Company's independent auditors.

        The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

|_| I plan to attend the Annual Meeting

Please date this Proxy and sign exactly as your name appears hereon.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If there is more than one trustee, all should sign.  All joint owners should sign.


___________________________________________________              Date: _____________________________________
Signature

___________________________________________________
Print Name


                                                        PROXY - COMMON STOCK

                                           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                                         TCI SOLUTIONS, INC.

                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                         DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder(s) of TCI Solutions, Inc., a Delaware corporation (the "Company"), hereby appoints David R. Butler,
Stephen P. DeSantis, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the
Annual Meeting of Shareholders of the Company to be held on November 12, 2004, and at any and all adjournments, to vote all shares of the capital stock of said Company held of record by the undersigned on September 30, 2004, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED
FOR THE NOMINEE NAMED IN PROPOSAL 1, FOR PROPOSAL 2, AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY
COME BEFORE THE MEETING.

The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting. In the event the Directors are to be elected by cumulative voting, the proxies will have discretion to cumulate votes and distribute such votes to one or more of the nominees listed above in whatever manner they deem appropriate; provided, however, that no votes will be allocated to any nominee with respect to whom authority to vote has been withheld.


    THE LISTED NOMINEES AND THE PROPOSAL HAVE BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS        Please mark vote      |X|
              RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED AND "FOR" THE LISTED PROPOSALS.                  as indicated in
                                                                                                            this example
                                                                                                           using dark ink
                                                                                                               only.



        1.       ELECTION OF DIRECTORS:
                                                                                         For      Withhold
                                                                                         ---      --------
        Nominees for election to the Board of Directors by the holders of the
        Company's Common Stock, Series A Preferred Stock and Series B Preferred
        Stock:

              David R. Butler                                                            |_|        |_|
              Lance C. Jacobs                                                            |_|        |_|

        2.       RATIFICATION OF INDEPENDENT AUDITORS:                                   For      Against      Abstain
                                                                                         ---      -------      -------
        Proposal to ratify the appointment of Deloitte & Touche LLP as the               |_|        |_|          |_|
        Company's independent auditors.

        The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

|_| I plan to attend the Annual Meeting

Please date this Proxy and sign exactly as your name appears hereon.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If there is more than one trustee, all should sign.  All joint owners should sign.



___________________________________________________              Date: _____________________________________
Signature

___________________________________________________
Print Name
